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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          HELIX TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------


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HELIX TECHNOLOGY CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                         ------------------------



                         ------------------------

                Your vote is important. Please vote immediately.


--------------------------------               ------------------------------
      Vote-by-Internet                               Vote-by-Telephone

Log on to the Internet and go to       OR      Call toll-free
http://www.eproxyvote.com/helx                 1-877-PRX-VOTE (1-877-779-8683)
--------------------------------               ------------------------------
If you vote over the Internet or by telephone, please do not mail your card.


           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


     Please mark
[X]  votes as in
     this example.



1.    Election of Directors.
      Nominees:  (01) Gideon Argov, (02) Frank Gabron, (03) James Gentilcore
                 (04) Robert H. Hayes, (05) Robert J. Lepofsky,
                 (06) Marvin G. Schorr, (07) Alfred Woollacott, III,
                 (08) Mark S. Wrighton


                 FOR                                    WITHHELD
                 ALL        [ ]                   [ ]   FROM ALL
                 NOMINEES                               NOMINEES


[ ] _______________________________________
    For all nominees except as noted above.



      MARK HERE IF YOU PLAN TO ATTEND THE MEETING                   [ ]

      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [ ]


Please sign exactly as your name appears. Joint owners should each sign personally. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.

Signature: _______________ Date: ______  Signature: _______________ Date: _____


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                             DETACH HERE

                                PROXY

                     HELIX TECHNOLOGY CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints James Gentilcore and Beverly L. Couturier and each of them as Proxies of the undersigned, each with the power to appoint a substitute, and hereby authorizes each of them to represent the undersigned at the Annual Meeting of Stockholders to be held on May 25, 2005, or any adjournment thereof, and there to vote all the shares of Helix Technology Corporation held of record by the undersigned on May 2, 2005, as directed on the reverse side hereof. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. If any nominee for Director is unable or unwilling to serve, the shares represented hereby will be voted for another person in accordance with the judgment of the Proxies named herein.

In addition, in their discretion, the Proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.


SEE REVERSE   (IMPORTANT--TO BE SIGNED AND DATED ON REVERSE SIDE)  SEE REVERSE
   SIDE                                                               SIDE